Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	SHP
Entity Registrant Name	SHANGPHARMA CORP
Entity Central Index Key	0001499470
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	336,109,400

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenues
Net revenues	$ 111,601,689	$ 90,281,397	$ 72,284,657
Cost of revenues
Unrelated parties	(68,893,594)	(49,957,227)	(40,490,139)
Related parties	(6,609,829)	(10,211,423)	(7,942,831)
Cost of Revenue	(75,503,423)	(60,168,650)	(48,432,970)
Gross profit	36,098,266	30,112,747	23,851,687
Operating expenses:
Selling and marketing	(2,640,095)	(2,292,880)	(1,608,584)
General and administrative	(23,961,054)	(17,428,575)	(11,994,024)
Other operating income	360,378
Other operating expenses	(193,763)
Total operating expenses	(26,434,534)	(19,721,455)	(13,602,608)
Profit from operations	9,663,732	10,391,292	10,249,079
Interest income	966,532	103,370	29,621
Interest expense	(37,792)	(40,079)
Other income	4,046,860	4,801,609	1,273,276
Other expenses	(1,081,919)	(174,366)	(200,938)
Income from operations before income taxes	13,557,413	15,081,826	11,351,038
Income taxes	(2,442,562)	(2,085,312)	(1,552,223)
Net income	11,114,851	12,996,514	9,798,815
Allocation to preferred shareholders		(2,738,594)	(2,467,117)
Net income attributable to ShangPharma Corporation's ordinary shareholders	11,114,851	10,257,920	7,331,698
Net income attributable to ShangPharma Corporation's ordinary shareholders per share
Basic	$ 0.03	$ 0.04	$ 0.04
Diluted	$ 0.03	$ 0.04	$ 0.04
Weighted average ordinary shares outstanding
Basic	335,538,405	233,874,361	208,005,986
Diluted	337,885,258	238,000,199	278,051,299
Unrelated parties
Net revenues
Net revenues	111,149,778	90,281,397	72,284,657
Related parties
Net revenues
Net revenues	$ 451,911

CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 37,777,960	$ 49,160,335
Restricted cash	2,562,475	688,414
Accounts receivable, net	23,973,518	16,907,696
Amounts due from related parties	503,069
Inventories	2,841,992	1,259,163
Prepayments and others	4,425,066	4,778,625
Deferred tax assets	263,627	315,402
Total current assets	72,347,707	73,109,635
Non-current assets:
Derivative assets	6,938	260,899
Property, plant, equipment and software, net	86,520,808	60,146,599
Land use right, net	6,633,954	4,220,508
Amounts due from related parties	225,206
Other long-term assets	558,902	204,000
Deferred tax assets	608,578
Total non-current assets	94,554,386	64,832,006
Total assets	166,902,093	137,941,641
Current liabilities:
Short-term bank borrowings		754,979
Accounts payable	16,306,610	10,549,090
Amounts due to related parties	122,512	1,024,647
Salary and welfare payables	3,864,117	4,039,824
Income taxes payable	3,241,109	1,910,245
Advance from customers	1,595,866	1,649,737
Other payables and accrued liabilities	5,612,884	4,477,213
Total current liabilities	30,743,098	24,405,735
Non-current liabilities
Advanced Subsidies	3,120,768
Total non-current liabilities	3,120,768
Total liabilities	33,863,866	24,405,735
Commitments and contingencies
Shareholders' equity:
Ordinary shares (US$0.001 par value; 500,000,000 shares authorized; 335,600,000 and 336,109,400 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	336,109	335,600
Additional paid in capital	84,924,280	78,989,313
Statutory reserves	8,552,344	6,795,484
Retained earnings	33,013,373	23,655,382
Accumulated other comprehensive income	7,304,396	3,760,127
Less: treasury stock, at cost; nil and 2,237,148 shares as of December 31, 2010 and 2011, respectively	(1,092,275)
Total shareholders' equity	133,038,227	113,535,906
Total liabilities and shareholders' equity	$ 166,902,093	$ 137,941,641

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares, par value	$ 0.001	$ 0.001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	336,109,400	335,600,000
Ordinary shares, shares outstanding	336,109,400	335,600,000
Treasury stock, shares	2,237,148

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $)	Total	Ordinary shares	Additional paid in Capital	Statutory reserves	Retained earnings	Accumulated Other Comprehensive Income	Comprehensive Income	Less: Treasury stock
Beginning Balance at Dec. 31, 2008	$ 10,007,482	$ 208,006	$ 68,752	$ 3,885,356	$ 3,770,181	$ 2,075,187
Beginning Balance (in shares) at Dec. 31, 2008		208,005,986
Comprehensive income:
Net income	9,798,815				9,798,815		9,798,815
Other comprehensive income:
Foreign currency translation adjustment	65,099					65,099	65,099
Total comprehensive income	9,863,914						9,863,914
Share-based compensation expense	251,950		251,950
Appropriations to statutory reserves				1,561,060	(1,561,060)
Ending Balance at Dec. 31, 2009	20,123,346	208,006	320,702	5,446,416	12,007,936	2,140,286
Beginning Balance (in shares) at Dec. 31, 2009		208,005,986
Comprehensive income:
Net income	12,996,514				12,996,514		12,996,514
Other comprehensive income:
Foreign currency translation adjustment	1,619,841					1,619,841	1,619,841
Total comprehensive income	14,616,355						14,616,355
Series A convertible preferred shares converted into ordinary shares upon initial public offering (in shares)		69,994,014
Series A convertible preferred shares converted into ordinary shares upon initial public offering	34,355,775	69,994	34,285,781
Issuance of ordinary shares upon initial public offering, net of direct costs (in shares)		57,600,000
Issuance of ordinary shares upon initial public offering, net of direct costs	40,692,555	57,600	40,634,955
Share-based compensation expense	3,747,875		3,747,875
Appropriations to statutory reserves				1,349,068	(1,349,068)
Ending Balance at Dec. 31, 2010	113,535,906	335,600	78,989,313	6,795,484	23,655,382	3,760,127
Ending Balance (in shares) at Dec. 31, 2010		335,600,000
Comprehensive income:
Net income	11,114,851				11,114,851		11,114,851
Other comprehensive income:
Foreign currency translation adjustment	3,544,269					3,544,269	3,544,269
Total comprehensive income	14,659,120						14,659,120
Repurchase of treasury stock, at cost (in shares)								(2,237,148)
Repurchase of treasury stock, at cost	(1,092,275)							(1,092,275)
Direct costs related to the issuance of ordinary shares upon initial public offering	(529,311)		(529,311)
Share-based compensation expense	6,227,558		6,227,558
Exercise of share options (in shares)		509,400
Exercise of share options	237,229	509	236,720
Appropriations to statutory reserves				1,756,860	(1,756,860)
Ending Balance at Dec. 31, 2011	$ 133,038,227	$ 336,109	$ 84,924,280	$ 8,552,344	$ 33,013,373	$ 7,304,396		$ (1,092,275)
Ending Balance (in shares) at Dec. 31, 2011		336,109,400						(2,237,148)

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 11,114,851	$ 12,996,514	$ 9,798,815
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property, equipment and software	9,185,140	6,698,448	5,830,472
Amortization of land use right	121,541	85,758	70,822
Bad debt provision	149,783	34,058	30,000
Inventories provision	369,100	44,914	51,940
Impairment in value of investment securities			25,857
Gain from investment securities		(275,929)
Gain related to derivatives	(1,851,860)	(3,033,942)	(74,546)
Loss (gain) from disposal of fixed assets	100,964	(79,237)
Deferred taxes	(556,802)	58,625	(272,882)
Share-based compensation expense	6,227,558	3,747,875	251,950
Change in assets and liabilities:
Increase in accounts receivable	(8,167,182)	(2,584,041)	(4,809,690)
Increase in inventories	(1,951,929)	(158,679)	(103,152)
Increase in amounts due from related parties	(705,965)
Increase in prepayments and others	(675,833)	(1,076,004)	(90,894)
Increase in other long-term assets	(377,213)	(204,000)
Increase in accounts payable	1,234,682	42,179	1,541,480
Decrease in amounts due to related parties	(902,135)	(762,148)	(1,141,464)
Increase (decrease) in salary and welfare payables	(175,707)	1,048,695	931,781
Increase in income taxes payable	1,330,865	321,548	1,277,221
Increase in advance from customers	(53,871)	1,257,829	312,472
Increase in advanced subsidies	3,120,768
Increase in other payables and accrued liabilities	740,937	492,059	1,089,969
Net cash provided by operating activities	18,277,692	18,654,522	14,720,151
Cash flows from investing activities:
Purchase of property, plant, equipment and software	(28,430,906)	(24,130,434)	(13,969,335)
Purchase of land use right	(2,251,739)		(4,249,296)
Proceeds from disposal of fixed assets	129,643	138,206
Proceeds from disposal of investment securities	41,726	627,308
Payment for investment in securities			(142,857)
Proceeds (payments) from settlement of derivatives	3,807,292	319,351	(650,116)
(Increase) decrease in restricted cash	(1,874,061)	(542,308)	685,854
Net cash used in investing activities	(28,578,045)	(23,587,877)	(18,325,750)
Cash flows from financing activities:
Proceeds from short-term bank borrowings		3,608,718
Repayment of short-term bank borrowings	(777,101)	(2,871,343)
Cash proceeds from initial public offering, net of issuance costs	(721,414)	40,692,555
Proceeds from issuance of ordinary shares upon exercise of stock options	237,229
Repurchase of ordinary shares	(1,092,275)
Net cash provided by (used in) financing activities	(2,353,561)	41,429,930
Effect of foreign exchange rate changes on cash and cash equivalents	1,271,539	425,623	159
Net (decrease) increase in cash and cash equivalents	(11,382,375)	36,922,198	(3,605,440)
Cash and cash equivalents at beginning of year	49,160,335	12,238,137	15,843,577
Cash and cash equivalents at end of year	37,777,960	49,160,335	12,238,137
Supplemental disclosure of cash flow information:
Cash paid during the year for income taxes	1,668,501	1,763,764	541,818
Cash paid during the year for interest	37,792	40,079
Supplemental disclosure of non-cash investing and financing activities:
Increase (decrease) in accounts payable for purchase of property, plant, equipment and software	$ 4,522,837	$ 5,800,744	$ (5,151,948)

ORGANIZATION AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2011
ORGANIZATION AND NATURE OF OPERATIONS

1. ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the financial statements of ShangPharma Corporation (the “Company”) and its wholly owned subsidiaries, which mainly consist of ChemExplorer Company Limited (“CEHK”), China Gateway Life Science (Holdings) Limited (“CGHK”), Shanghai ChemExplorer Co., Ltd. (“CESH”), Shanghai PharmaExplorer Co., Ltd (“PESH”), Shanghai ChemPartner Co., Ltd (“CPSH”), China Gateway Pharma Products (Shanghai) Limited (“CGNH”), Chengdu Chempartner Co., Ltd. (“CPCD”), China Gateway Technology Development (Shanghai) Ltd. (“CGTD”) and China Gateway Pharmaceutical Development Co., Ltd. (“CGFX”). The Company and its subsidiaries are collectively referred to as the “Group”. The Group is principally engaged in providing pharmaceutical and biotechnology research and development services.

Substantially all of the Group’s business is conducted in the People’s Republic of China (“PRC”) through its wholly owned operating subsidiaries, CESH, PESH, CPSH, CGNH, CPCD, CGTD and CGFX (collectively referred to as “PRC Operating Subsidiaries”). CGNH, the original manufacturing facility primarily for pharmaceutical development services, was going through legal closure process as of December 31, 2011 and all substantial operations have been transferred to CGFX, the new cGMP(“certified General Manufacturing Practice”)-quality multi-purpose manufacturing facility during 2011.

CEHK and CGHK were incorporated in Hong Kong on January 3, 2003 and June 23, 2003, respectively, as direct holding companies of the PRC operating subsidiaries. CEHK and CGHK are indirectly wholly owned by two co-founders who are immediate family members prior to the restructuring undertaken in September 2007 as described below.

ShangPharma Corporation was incorporated in Cayman Islands on August 30, 2007. On September 5, 2007, the Group undertook a restructuring in anticipation of the issuance of Series A Convertible Preferred Shares to a third party investor (Note 10), whereby the Company became the ultimate holding company after all of the then existing shareholders of CEHK and CGHK exchanged their respective shares in these two entities for equivalent classes of shares of the Company on a one for one basis. The restructuring was accounted for as a legal reorganization of entities under common control in a manner similar to a pooling of interests. Accordingly, the accompanying consolidated financial statements have been prepared as if the current corporate structure had been in existence from inception of the Group.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a) Basis of presentation and principles of consolidations

The accompanying consolidated financial statements have been prepared and presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

The consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant transactions, balances and profits between the Company and its subsidiaries have been eliminated upon consolidation. A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the Board of Directors (“Board”); to cast a majority of votes at the meeting of the Board of Directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

(b) Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include revenue recognition, bad debt provision, inventories provision, loss contract accruals, valuation of investment in securities, valuation of derivative assets, useful lives and estimated residual value of property, equipment and software, valuation allowance on deferred tax assets, provision for uncertain tax positions and certain assumptions related to the valuation of share-based compensation.

(c) Fair value of financial instruments

The guidance on fair value measurements establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. As such, fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. The hierarchy is broken down into three levels based on the reliability of inputs as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted price in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions.

When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, shareholders’ equity and net income.

(d) Derivatives and Hedging Activities

The Company has entered into foreign exchange forward contracts with certain banks to reduce the exposure of significant changes in exchange rates between RMB and foreign currencies. These contracts are not designated as hedges and are marked to market at each reporting date, with changes in fair value recognized in the consolidated statements of operations. Authoritative guidance requires companies to recognize all of the derivative financial instruments as either assets or liabilities at fair value in the consolidated balance sheets based upon quoted market prices for comparable instruments. The Company’s derivative instruments have not met the criteria for hedge accounting within the authoritative guidance. Therefore, the foreign currency forward contracts have been recorded at fair value, with gains or losses on these transactions recorded in the consolidated statements of operations within other income or other expense in the period in which they occur. The Company does not use derivative financial instruments for trading or speculative purposes. The Company used a discounted cash flow methodology to measure fair value, which requires inputs such as interest yield curves and foreign exchange rates. The significant inputs used in the aforementioned model can be corroborated with market observable data and therefore the fair value measurements are classified as level 2. Typically, any losses or gains on the forward exchange contracts are offset by re-measurement losses or gains on the underlying balances denominated in non-functional currencies. The Company’s foreign currency exchange contract is an over-the-counter instrument.

(e) Functional currency and foreign currency translations

The Company and its non-PRC subsidiaries’ functional currency is the United States dollar (“US dollar” or “US$”). The Company’s PRC subsidiaries’ functional currency is the Renminbi (“RMB”), the official currency in the PRC. Transactions denominated in currencies other than the functional currencies are translated into the functional currencies at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the transaction dates. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currencies using the applicable exchange rates quoted by the PBOC at the balance sheet dates. All such exchange gains and losses are recognized in the consolidated statements of operations. Non-monetary assets and liabilities denominated in foreign currencies are translated into the functional currencies using the applicable exchange rates quoted by the PBOC at the date when the assets and liabilities occur.

The reporting currency of the Group is US dollar. Assets and liabilities are translated at the exchange rates at the balance sheet date, shareholders’ equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown, net of tax, as a separate component in the consolidated statements of changes in shareholders’ equity.

(f) Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits placed with banks or other financial institutions and highly liquid investments that are unrestricted as to withdrawal and use that have original maturities of three months or less from the date of purchase. Included in the cash and cash equivalents balance as of December 31, 2010 and 2011 are balances denominated in US$ amounting to US$16,823,630 and US$15,459,546, respectively. As of December 31, 2011, US$31,443,050 and US$5,985,093 of cash and cash equivalents are under the jurisdiction of PRC and Hong Kong, respectively. As of December 31, 2010, US$44,136,696 and US$4,755,982 of cash and cash equivalents are under the jurisdiction of PRC and Hong Kong, respectively.

(g) Restricted cash

Restricted cash at December 31, 2010 includes cash held as collateral for foreign exchange forward contracts. Restricted cash at December 31, 2011 includes cash held as collateral for foreign exchange forward contracts of US$697,409, cash in the depositary bank intended for future repurchase of shares of US$1,007,725, funds received from government eligible to certain scientists of the Company of US$753,861 and payables to employees for exercised share options of US$103,480.

(h) Accounts receivable, net

Accounts receivable are presented net of allowance for doubtful accounts. The Group provides specific provisions for bad debts when facts and circumstances indicate that the collection is doubtful and a loss is probable and estimable. For the years ended December 31, 2009, 2010 and 2011, the Group recorded allowance for doubtful accounts of US$30,000, US$34,058 and US$149,783, respectively, and wrote off bad debts of nil, US$113,435 and nil for the years presented, respectively. Allowance for doubtful accounts was US$34,058 and US$183,841 as of December 31, 2010 and 2011, respectively.

(i) Inventories

Inventories consisting of raw materials, costs incurred prior to delivery and customer acceptance of undelivered compounds are stated at the lower of cost or market. The Company determines cost on a weighted-average basis. Cost comprises direct materials and where applicable, of direct labor and overhead costs that has been incurred in bringing inventories to their present location and condition. Writedowns for inventories valuation were US$51,940, US$44,914 and US$369,100 for the years ended December 31, 2009, 2010 and 2011, respectively, and once recorded, result in a new cost basis for the related inventories and such writedowns are not reversed until such inventory are sold or otherwise disposed. For the years ended December 31, 2009, 2010 and 2011, nil, US$70,052 and US$44,211 of such reserves were removed with the sale or disposal of such inventories, respectively.

(j) Investment in securities

Investments in debt and equity securities are, on initial recognition, classified into the three categories: held-to-maturity securities, trading securities and available-for-sale securities. Debt securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and reported at amortized cost. Debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings. Debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses recognized in accumulated other comprehensive income.

The Group recorded the investment in convertible and redeemable preferred shares, which are in nature of debt securities, as an available-for-sale investment. Subsequent to initial recognition, available-for-sale investment is measured at fair value with changes in fair value recognized in accumulated other comprehensive income included in the consolidated statement of changes in shareholders’ equity. When there is objective evidence that the investment is impaired, the cumulative losses from the declines in fair value that had been recognized directly in other comprehensive income are removed from the consolidated statement of changes in shareholders’ equity and recognized in the consolidated statements of operations. When the available-for-sale investment is sold, the cumulative fair value adjustments previously recognized in accumulated other comprehensive income are recognized in the current period operating results. The Group evaluates the investments periodically for possible other-than-temporary impairment. An other-than-temporary impairment must be recognized if an investor has the intent to sell the debt security or if it is more likely than not that it will be required to sell the debt security before recovery of its amortized cost basis.

(k) Property, plant, equipment and software

Property, plant, equipment and software are stated at cost less accumulated depreciation and amortization. Costs include amounts paid to acquire or construct the assets. Assets under construction are not depreciated until construction is completed and the assets are ready for their intended use. As of December 31, 2010 and 2011, assets classified as construction in progress mainly relate to the construction of manufacturing facility and laboratory service building located in Fengxian for pharmaceutical development services, the leasehold improvements and equipments which need construction or installation. Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation/amortization are removed from the accounts and any resulting gains or losses are recognized in the consolidated statements of operations. Repair and maintenance costs are expensed as incurred.

Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual values:

Leasehold improvements	Shorter of the lease term or the estimated useful lives
Building and constructions	20 years
Experimental equipment	3-10 years
Vehicles	5 years
Office equipment and others	5 years
Software licenses	1-10 years

Residual value is determined based on the economic value of the property, plant and equipment at the end of the estimated useful period, with a range from 0% to 10% of the original costs.

(l) Land use right

Land use right represents fees paid to obtain the right to use land in the PRC. Amortization is computed using the straight-line method over the terms specified in the land use right certificate of 50 year or the remaining term in the certificate from the acquisition of the land use right.

(m) Impairment of long-lived assets

The Group reviews its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of its carrying amounts to the future undiscounted cash flows the assets are expected to generate. If the sum of the expected undiscounted cash flow is less than the carrying amount of the assets, the Group would recognize an impairment loss equal to the amount by which the carrying value of the asset exceeds its fair value. No impairment of long-lived assets was recognized for the years ended December 31, 2009, 2010 and 2011.

(n) Revenue recognition

The Group provides a broad range of integrated laboratory and manufacturing services in the drug discovery and development process to pharmaceutical and biotechnology companies. Laboratory services include contracts on full time equivalent (“FTE”) basis and fee-for-service basis.

Revenues are recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, delivery of the product or performance of the service has occurred and there is reasonable assurance of collection of the sales proceeds.

For laboratory services provided under a FTE basis, the customer pays a fixed rate per laboratory worker on a full time employment basis and the Group recognizes revenue as the services are provided. The FTE contracts do not require acceptance by the customer or have obligations for fixed deliverables by the Group.

Prior to January 1, 2011, Laboratory services provided on a fee-for-service basis often include multiple elements of deliverables. Upon entering into such contractual agreements involving multiple elements of deliverables, the Group first determines whether each deliverable has standalone value to the customer. If the deliverables each have standalone value to the customer, then a separate unit of accounting is adopted to each separate deliverable. If any of the deliverables are not considered to have standalone value to the customer, then the deliverables are considered bundled and only one unit of accounting is assigned to the entire arrangement.

In September 2009, the FASB amended the accounting standards for multiple deliverables revenue arrangements. The new standard was adopted effective January 1, 2011 and requires the Group to use its best estimate of selling price (“BESP”) for the deliverables in an arrangement when vendor specific objective evidence (“VSOE”) or third party evidence of the selling price (“TPE”) is not available. The BESP should be determined in a way that is consistent with the price at which the Company would sell the deliverable if the item were to be sold separately. The residual method of allocating arrangement consideration will no longer be permitted.

The Group generally is not able to establish TPE or VSOE for its services, as the deliverables are highly customized and competitor pricing is not available or the Group is unable to reliably determine what similar competitor products’ selling prices are on a stand-alone basis. BESP for deliverables is generally established based on labor costs, reagents and supplies costs, overhead costs, risks and complexity of the work and expected profit margins developed from the competitive bidding process for customer contracts. The Group allocates the contractual arrangement’s value at the inception of the arrangement using relative fair value method based upon BESP. Consistent with the Group’s accounting policies prior to the adoption of this standard, revenue is recognized as each element is earned, provided that the fair value of the undelivered element(s) has been determined, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Group is in control of the undelivered element(s). An element is considered earned upon the delivery or acceptance of the deliverables. The adoption of this standard did not have any impact on the consolidated financial statements.

For arrangements that include service elements, revenue is recognized for the service element using the proportionate performance method. The Group bases measurement of performance on a comparison of direct labor hours through that date to estimated total direct labor hours to complete the arrangement under the contract. The Group believes this is the best indicator of the performance of the contractual obligations. Changes in the estimated total direct labor hours to complete a contract without a corresponding proportional change to the contract value result in a cumulative adjustment to the amount of revenue recognized in the period in which the change in estimate is determined.

Under certain arrangements, a portion of the payments owed to the Group are contingent upon successful achievement of performance standards or research and development success milestones. Revenues are recognized when the milestone achievements are accepted by the customers.

Under certain fee-for-service arrangements, the customers confirm the acceptance of the completed deliverables but require the Group to hold the deliverables temporarily to meet their shipping schedules. Under such arrangements, the customers also confirm that the Group has the rights to bill them upon the acceptance and any extra reprocessing costs due to the delay of shipping are to be burdened by them. So for such bill and hold arrangements, revenue is recognized upon acceptance of the deliverables by the customers even if the delivery doesn’t incur. The amount of bill and hold sales were immaterial for all periods presented. At December 31, 2011, there were no bill and hold arrangements outstanding.

In the event of changes in the scope, nature, duration, or volume of services of the contract with a customer, the Group negotiates to modify its existing contract or establish a new contract to reflect the changes. The Group recognizes renegotiated amounts as revenue by revision to the total contract value resulting from the renegotiated contract.

Most of the Group’s revenue contracts can be terminated by its customers either immediately or after a specified period following notice. These contracts typically require the customer to pay the Group the fees earned through the termination date. Therefore, revenue recognized prior to cancellation generally does not require an adjustment upon cancellation.

Costs incurred prior to the delivery and acceptances of the deliverables are capitalized in inventory as work in progress. Cash received in advance of the delivery and acceptances of the deliverables are recorded as advances from customers.

The Group also provides research manufacturing services to its customers. Revenue from the sale of manufactured products is recognized upon delivery and acceptance by the customer when title and risk of loss have been transferred. Revenue from the sale of manufactured products was not material for the years ended December 31, 2009, 2010 and 2011, respectively.

(o) Sales taxes

Certain laboratory services provided are subject to sales tax at a rate of 5%. Sales tax and related charges are recognized as sales taxes and are deducted from gross revenues and recorded as a liability to the taxing authorities to arrive at net revenues. The Group historically received sales tax exemptions for certain laboratory services upon the approval from local authorities. Tax exemptions for the years ended December 31, 2009, 2010 and 2011 were US$2,598,524, US$3,566,799 and US$4,479,751, respectively.

(p) Shipping and handling costs

Shipping and handling costs are included in selling and marketing expenses in the consolidated statements of operations. For the years ended December 31, 2009, 2010 and 2011, shipping and handling costs were US$183,628, US$229,385 and US$271,409, respectively.

(q) Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives from the lessor are charged to the consolidated statements of operations on a straight-line basis over the lease periods.

(r) Government subsidies

The Group’s government subsidies can generally be divided into 1) research related, 2) hiring and training related 3) capital expenditure related and 4) others.

For capital expenditure related government subsidies, the subsidies are initially recorded as advanced subsidies and recognized as a reduction of depreciation expenses using straight-line method over the useful life of the assets ready in use. The Group recognized nil, US$10,097 and US$444,407 as a reduction of depreciation expenses in cost of revenues for the years ended December 31, 2009, 2010 and 2011, respectively.

For other government subsidies, the Group recognizes the cash subsidies as other income when received if there are no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits, or initially record as liabilities and recognize as other income upon when the obligations for earning such subsidies have been met. Other government subsidies were immaterial for all periods presented.

For research related and hiring or training related government subsidies, the Group originally recognized the cash subsidies as other income when received if there is no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits, or initially recorded as liabilities and recognized as other income upon when the obligations for earning such subsidies have been met.

Effective on July 1, 2011, the Group changed the accounting policy for research and hiring or training related government subsidies by classifying such subsidies as operating income rather than the original non-operating income. In addition research related costs were reclassified from cost of revenues to other operating expenses, and hiring or training related expenses continue to be recorded in general and administrative expenses. Although ASC 250 requires a retrospective application, the Group determined that a prospective application is deemed reasonable due to the insignificant impact in prior periods. As a result of the change in accounting policy, effective from July 1, 2011 under the prospective application, the Group’s gross profit and profit from operations for fiscal 2011 increased by $194,000 and $360,000, respectively. Should a retrospective application be adopted, the impact on the Company’s gross profit would increase by nil, $266,000, and $120,000 for fiscal years 2009, 2010 and 2011, respectively, and the impact on the Company’s profit from operations would increase by $453,000, $607,000 and $384,000 for fiscal years 2009, 2010 and 2011, respectively. There would be no impact on the Company’s net income for fiscal years 2009, 2010 and 2011. After the accounting policy change, the cash subsidies are recognized as other operating income when received if there are no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits or initially recorded as liabilities and recognized as other operating income upon when the obligations for earning such subsidies have been met. Accordingly the costs related to such subsidies are recognized as other operating expenses to better reflect the economics of the subsidies.

The Group believes the change in accounting policy is preferable as it better reflects the substance of the government assistance which is more in line with the operating nature of the transaction. The accounting policy change is not retrospectively applied to all prior periods as well as current periods (the first and second quarter of 2011) because the financial impact of such change is assessed to be immaterial both qualitatively and quantitatively.

For the years ended December 31, 2009, 2010 and 2011, research and hiring or training related subsidies of US$453,016, US$606,445 and US$384,474 were recognized as other income, respectively. After the accounting policy change, US$360,378 of such subsidies were recognized as other operating income and US$193,763 of such subsidies related costs were recognized as other operating expenses for the year ended December 31, 2011.

The balance of the cash subsidies recorded as other payables and accrued liabilities were US$638,011 and US$151,423 as of December 31, 2010 and 2011, respectively. And the balance of the cash subsidies recorded as non-current advanced subsidies were nil and US$3,120,768, respectively.

(s) Other income

Other income primarily includes rental income from the sublease of the leased office building, recognized research and hiring or training related government subsidies before the accounting policy change effective since the third quarter of 2011(Note 2(r)), investment income from the sales of investment, foreign exchange gain, reversal of long aging accounts payable and gains recognized on foreign exchange forward contracts. The long aging accounts payables that were reversed all had aging over five years with no correspondence from vendors asking for payments during the period so the Company believes the risk and possibility to pay such liabilities are very low and it is proper to reverse such long aging balances. Rental income was US$420,625, nil and nil for the years ended December 31, 2009, 2010 and 2011, respectively. Investment income recognized for the contingent consideration upon the achievement of milestones by investee and cash receipt was nil, US$275,929 and nil for the years ended December 31, 2009, 2010 and 2011, respectively. Foreign exchange gain was nil, nil and US$770,979 for the years ended December 31, 2009, 2010 and 2011. Reversal of long aging accounts payable was nil, nil and US$276,885 for the years ended December 31, 2009, 2010 and 2011, respectively. Gains recognized on foreign exchange forward contracts were US$74,546, US$3,049,211 and US$2,445,470 for the years ended December 31, 2009, 2010 and 2011, respectively.

(t) Other expenses

Other expenses primarily include foreign exchange losses, losses recognized on foreign exchange forward contracts, one-time fees for potential merger & acquisition projects and disposal losses during the legal closure process of CGNH. Foreign exchange losses were US$125,305, US$29,855 and nil for the years ended December 31, 2009, 2010 and 2011, respectively. Losses recognized on foreign exchange forward contracts were nil, US$15,269 and US$586,838 for the years ended December 31, 2009, 2010 and 2011, respectively. One-time fees for potential merger and acquisition projects were nil, nil and US$132,703 for the years ended December 31, 2009, 2010 and 2011. Disposal losses during the legal closure process of CGNH were nil, nil and US$196,636 for the years ended December 31, 2009, 2010 and 2011, respectively.

(u) Share-based compensation

Share-based compensation expense for all share-based payment awards granted is determined based on the grant date fair value. Share-based compensation expense for stock options is estimated at the grant date based on each option’s fair value as calculated using a Black-Scholes option pricing model (“Black-Scholes model”). Share-based compensation is expensed ratably on a straight-line basis for awards with service conditions only over the requisite service period, which is generally the vesting term of the share-based payment awards. The graded vesting method is applied to awards with performance conditions.

(v) Income tax

Income taxes are accounted for under the asset and liability method. Deferred taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in the consolidated statements of operations in the period of change. A valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that such deferred tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred tax assets and liabilities.

The guidance on accounting for uncertain tax positions in income taxes clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements, and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The guidance also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures. The Company’s policy is to recognize, if any, uncertain tax position related interest as interest expenses and penalties as other expenses.

(w) Earnings per share

Basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two-class method. Under the two-class method, net income is allocated between ordinary shares and other participating securities based on their participating rights. Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders, as adjusted for the change in income or loss resulting from the assumed conversion of those participating securities, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of ordinary shares issuable upon the conversion of the Series A convertible preferred shares using the if-converted method, and shares issuable upon the exercise of stock options for the purchase of ordinary shares using the treasury stock method. Ordinary equivalent shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be anti-dilutive.

(x) Comprehensive income

Comprehensive income consists of two components, net income and other comprehensive income. Other comprehensive income refers to revenue, expenses, gains and losses that under generally accepted accounting principles are recorded as an element of shareholders’ equity but are excluded from net income. For all periods presented, other comprehensive income represented impacts of foreign currency translation adjustments. The Group discloses this information in the consolidated statements of changes in shareholders’ equity.

(y) Segment reporting

The Company currently operates and manages its business as a single segment. In accordance with “Disclosures about Segment of an Enterprise and Related Information”, the Company’s chief operating decision-maker has been identified as the chief executive officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire company. Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the consolidated financial statements.

(z) Profit appropriation and statutory reserves in PRC

PRC Operating Subsidiaries are wholly foreign owned enterprises incorporated in the PRC, and are required to make appropriations from after-tax profits to non-distributable reserve funds. A subsidiary, after recouping its accumulated losses, need to make appropriations to general reserve fund and staff bonus and welfare fund (“the statutory reserves”). The general reserve fund requires annual appropriations of 10% of after-tax profit (determined by generally accepted accounting principles in the PRC (“PRC GAAP”)) until such fund has reached 50% of the subsidiary’s registered capital; the percentage of appropriation for staff bonus and welfare fund is determined at the discretion of its Board. The statutory reserves can only be used for specific purposes, such as offsetting accumulated losses, enterprise expansion or staff welfare. These reserves are not transferrable to the Group in the form of dividends, advances or loans. Appropriations to these funds are accounted for as transfers from retained earnings to the statutory reserves. The Group made appropriations to the general reserve funds of US$1,561,060, US$1,349,068 and US$1,756,860 for the years ended December 31, 2009, 2010 and 2011, respectively.

(aa) Dividends

Dividends are recognized when declared. No dividends were declared for the years ended December 31, 2009, 2010 and 2011.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC GAAP. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves (Note 2(z)).

(ab) Certain risks and concentration

A majority of the Group’s operating transactions are denominated in RMB and a significant portion of the Group’s assets and liabilities is denominated in RMB. RMB is not freely convertible into foreign currencies. The value of RMB is subject to changes in the central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by PBOC. Remittances in currencies other than RMB by the Group in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to process the remittance.

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash equivalents, accounts receivables and prepayments and other current assets. As of December 31, 2010 and 2011, substantially all of the Group’s cash equivalents were held in major financial institutions located in the PRC and in Hong Kong, which management believes are of high credit quality. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Group believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Group believes that those Chinese banks that hold the Company’s cash equivalents are financially sound based on public available information. Accounts receivables are typically unsecured and primarily denominated in US dollars. The Group does not require collateral or other security to support financial instruments subject to credit risks.

The Group’s customers include pharmaceutical and biotechnology companies. In the majority of circumstances, there are agreements in force with these entities that provide for the Group’s continued involvement in present research projects. However, there exists the possibility that the Group will have no further association with these entities once the ongoing projects conclude.

The following table summarizes the percentage of the Group’s revenue and accounts receivable represented by customers with balances over 10% of total revenue for the years ended December 31, 2009, 2010, and 2011, and over 10% of accounts receivable as of December 31, 2010 and 2011, respectively:

	2009	2010	2011
Revenue

Customer A	27%	21%	18%
Customer B	10%	8%	7%
Customer C	3%	7%	11%

	As of December 31,
	2010	2011
Accounts receivable

Customer A	20%	15%
Customer C	10%	16%

(ac) Repurchase of shares

When the Company’s shares are retired, or purchased for constructive retirement (with or without an intention to retire the stock formally in accordance with applicable laws), the excess of the purchase prices over their par value is allocated between retained earnings and additional paid-in capital subject to the limitation on the amount to be additional paid-in capital described in ASC 505-30-30-8.

When the Company’s shares are acquired for purposes other than retirement, the treasury stock is accounted for under the cost method.

(ad) Recent accounting pronouncements

In May 2011, FASB issued amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS. The amendments clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The new guidance is to be applied prospectively and is effective during interim and annual periods beginning after December 15, 2011. Early application is not permitted. The Company will adopt this guidance effective January 1, 2012, and are currently evaluating the impact of the adoption of this standard to our consolidated financial.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (ASU 2011-05). This newly issued accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income nor do the amendments affect how earnings per share is calculated or presented. In December 2011, the FASB issued ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, which defers the requirement within ASU 2011-05 to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. During the deferral, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect prior to the issuance of ASU 2011-05. These ASUs are required to be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, which for the Company means January 1, 2012. As these accounting standards do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, the adoption of these standards is not expected to have a material impact on the Group’s financial statements.

INVENTORIES	12 Months Ended
Dec. 31, 2011
INVENTORIES	3. INVENTORIES Inventories consist of the following:

	As of December 31,
	2010	2011
Raw materials	197,025	376,489
Work in progress	997,701	2,456,981
Finished goods	64,437	8,522

	1,259,163	2,841,992

PREPAYMENTS AND OTHERS	12 Months Ended
Dec. 31, 2011
PREPAYMENTS AND OTHERS

4. PREPAYMENTS AND OTHERS

Prepayments and others consist of the following:

	As of December 31,
	2010	2011
Prepaid rental and deposit	1,303,396	938,025
Security deposits prepaid to PRC custom’s office for importation of equipments	—	634,077
Prepayments for purchase of raw materials	447,864	357,921
Prepayment for D&O insurance	105,853	186,090
Derivative assets - foreign-exchange forward contracts	2,464,457	1,377,384
Receivables for transferring parts of the assets acquired from Charles River	—	126,966
Exportation value-added tax to be refunded	48,645	100,660
Unamortized large animal costs	—	77,678
Interest receivable	—	83,169
Others	408,410	543,096

	4,778,625	4,425,066

PROPERTY, PLANT, EQUIPMENT AND SOFTWARE, NET	12 Months Ended
Dec. 31, 2011
PROPERTY, PLANT, EQUIPMENT AND SOFTWARE, NET

5. PROPERTY, PLANT, EQUIPMENT AND SOFTWARE, NET

Property, plant, equipment and software consist of the following:

	As of December 31,
	2010	2011
Leasehold improvements	15,750,282	27,181,270
Experimental equipment	38,175,211	56,543,539
Vehicles	618,484	887,087
Office equipment and others	3,057,229	3,943,192
Buildings and constructions	11,956,223	18,035,051
Software licenses	2,090,706	2,357,324
Construction in progress	10,699,377	9,149,877

	82,347,512	118,097,340
Less: accumulated depreciation and amortization	(22,200,913)	(31,576,532)

Property, plant, equipment and software	60,146,599	86,520,808

The balance of buildings and constructions as of December 31, 2010 represents phase A of the cGMP-quality multi-purpose manufacturing facility built up in Fengxian, Shanghai. The balance of buildings and constructions as of December 31, 2011 includes US$13.4 million related to phase A of the cGMP-quality multi-purpose manufacturing facility built up in Fengxian, Shanghai, US$1.0 million of the laboratory service building built up in Fengxian, Shanghai and US$3.7 million of the laboratory service building purchased in Chengdu.

As of October 31, 2011, the Group, through one of its main PRC Operating Subsidiaries CPSH, acquired a group of assets from Charles River Laboratories International, Inc (“Charles River”)’s Shanghai In-vivo drug research facility with a total cash consideration of US$4,954,559. The total cash consideration is allocated to each acquired equipment and renovation based on the relative fair values of the acquired assets as of the transfer date. The remaining useful life of each equipment and renovation upon acquisition is estimated to be ranged from 3 to 10 years based on the assessment of the nature, condition and usage status of each item. Included in the construction in progress as of December 31, 2011 is US$3,883,819 related to the renovation acquired from Charles River.

Depreciation and amortization expenses were US$5,830,472, US$6,698,448 and US$9,185,140 for the years ended December 31, 2009, 2010 and 2011, respectively.

The annual estimated amortization expense of software licenses for the next five years is as follows:

2012	159,351
2013	149,265
2014	148,426
2015	145,069
2016	139,356

741,467

LAND USE RIGHT, NET	12 Months Ended
Dec. 31, 2011
LAND USE RIGHT, NET

6. LAND USE RIGHT, NET

Land use rights represent fees paid to obtain the right to use certain lands over periods specified in the land use right certificate of 50 years or the remaining term in the certificate from the acquisition of the land use right.

	As of December 31,
	2010	2011
Land use right	4,381,150	6,927,438
Less: accumulated amortization	(160,642)	(293,484)

	4,220,508	6,633,954

Amortization expenses were US$70,822, US$85,758 and US$121,541 for the years ended December 31, 2009, 2010 and 2011, respectively. As of December 31, 2011, estimated amortization expense in each of the next five years is US$140,908, respectively.

BORROWINGS	12 Months Ended
Dec. 31, 2011
BORROWINGS

7. BORROWINGS

In October 2009, certain subsidiaries of the Company entered into a short term revolving facility agreement with a bank. Under the agreement, the bank agreed to grant a credit facility of US$7.5 million. In consideration of the extension of the foregoing credit facility, the subsidiaries agreed to assign certain of their accounts receivable to the bank as collateral. In July, 2010, the original agreement was superseded by a series of new facility agreements with a maximum borrowing capacity of US$15.0 million. In June, 2011, resulting from a renewal of the series of facility agreements, the maximum borrowing capacity increased to US$20.0 million. The detailed terms as below:

A short term revolving facility agreement not exceeding US$13.0 million, increased from US$12.5 million before the renewal

Under the renewed facility agreement, the subsidiaries can either issue letters of credit guaranteed by the bank up to US$5.0 million unchanged after the renewal through a one-year period bearing a commission at the rate of 0.15% quarterly for each letter of credit; or make financing by assigning certain of their accounts receivable as collateral up to US$5.0 million unchanged after the renewal through a three-month period bearing an interest at the rate of Libor + 4.5% per annum; or make financing up to US$8.0 million increased from US$7.5 million before the renewal with interest-free for hedging and risk management derivative transactions with the bank through a two-year period.

A pledged facility agreement in the amount of US$7.0 million unchanged

This facility agreement includes a $2.0 million three-month revolving facility bearing interest at the rate of Libor + 4.5% per annum for borrowings in US dollars and 90% of the prevailing base lending rate set by PBOC for borrowings in RMB and a $5.0 million three-year fixed term facility bearing interest at the rate of Libor + 4.5% per annum for borrowings in US dollars and the prevailing base lending rate set by PBOC for borrowings in RMB. The Group agreed to assign certain of its buildings and constructions in progress in accompany with the land use right as the pledge up to RMB 39.6 million (US$5.98 million) for any draw down under the facility agreement. In addition of the pledge, the facility agreement also contains financial covenants that require the Group to meet certain ratio for debt to earnings before interest, tax, depreciation and amortization (“EBITDA”). The financing under the three-year fixed term facility is restricted to be only used on the subsidiaries’ capital expenditure activities.

The Group did not draw down any amount under the short term revolving facility or pledged facility as of December 31, 2010 and 2011. At December 31, 2011, the Group was in compliance with the terms of the facility agreements, including covenants.

In October 2009, certain subsidiaries of the Company signed a 60-day revolving facility offer letter with a bank. Under the letter, the bank agreed to grant a credit facility up to US$6.5 million and to purchase the subsidiaries’ accounts receivable with full recourse. The facility bears interest at the rate of Libor + 2% per annum for a one year period through October 12, 2010. In September, 2011, a new 60-day revolving facility offer letter was entered into between the bank and certain subsidiaries of the Company. Under the new letter, the bank agreed to grant a credit facility up to US$3.0 million and to purchase the subsidiaries’ accounts receivable with full recourse. The facility bears interest at the rate of Libor + 2% per annum. During 2011, the Company has not used the facility and did not sell any accounts receivable. There was no outstanding loan balance under both the old and new facilities as of December 31, 2010 and 2011, respectively. At December 31, 2011, the Group was in compliance with the terms of the facility agreements.

In March 2010, certain subsidiaries of the Company entered into short term revolving facility agreements with a bank. Under the agreements, the bank agreed to grant total credit facility of RMB35.0 million (US$5.3 million), for a one year period through March 2011. The Group had drawn down RMB19.6 million (US$2.9 million) bearing interest at the rate of 4.86% during 2010. All such loans have been repaid and there was no outstanding loan balance under these facilities as of December 31, 2010 and 2011, respectively.

In July 2010, certain subsidiaries of the Company entered into a loan agreement with a bank in relation to an one-year loan in the principal amount of RMB10.0 million (US$1.51 million) bearing interest at the rate of 120% of the prevailing base lending rate set by PBOC for borrowings in RMB . The Group had drawn down RMB5.0 million (US$0.75 million) in 2010 and the outstanding loan balances as of December 31, 2010 and 2011 were US$0.75 million in short-term bank borrowings on the balance sheet and nil, respectively. The actual weighted average interest rates for the years ended December 31, 2010 and 2011 were 6.672% and 7.092%, respectively. At December 31, 2011, the Group was in compliance with the terms of the loan agreement.

OTHER PAYABLES AND ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER PAYABLES AND ACCRUED LIABILITIES

8. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consist of the following:

	As of December 31,
	2010	2011
Value added tax and other taxes payable	1,817,609	1,501,662
Accrued rental and utilities	429,432	804,039
Derivative liability- foreign-exchange forward contracts	15,269	602,107
Accrued professional fees	315,758	394,705
Unearned government subsidies	638,011	151,423
Accrued employee annual leave	207,614	149,980
Accrued IPO bonuses and other employee incentives	399,970	—
Accrued lab partner service fees	—	100,134
Provision for loss contract accruals	—	218,951
Government incentives received by the Company to be paid to the Company’s certain entitled scientists	—	753,861
Payable to employees due to the exercise of options and vesting of RSUs	—	103,480
Others	653,550	832,542

	4,477,213	5,612,884

The Company prepares a detailed budget for each individual project with contract value higher than certain threshold including budget for labor costs, reagent and supplies costs and overhead costs and true up the budget at each reporting date to reflect the actual project status and change of estimates on completion. As of each reporting date, if the project is assessed to be a loss contract according to the budget analysis, the realized loss is recorded as a write-down of inventory balances, and the unrealized future losses are accrued in other payables and accrued liabilities. As of December 31, 2010 and 2011, the provision for loss contract accruals were nil and US$218,951, respectively.

EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS

9. EMPLOYEE BENEFITS

Full-time employees of PRC Operating Subsidiaries are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits. PRC Operating Subsidiaries are required to pay for these benefits based on certain percentages of salaries in accordance with the relevant regulations and make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The total contribution made for such employee benefits and amounts charged to the consolidated statements of operations were US$4,248,654, US$5,691,653 and US$8,023,850 for the years ended December 31, 2009, 2010 and 2011, respectively. The Chinese government is responsible for the medical benefits and ultimate pension liability to these employees.

SERIES A CONVERTIBLE PREFERRED SHARES	12 Months Ended
Dec. 31, 2011
SERIES A CONVERTIBLE PREFERRED SHARES

10. SERIES A CONVERTIBLE PREFERRED SHARES

On September 7, 2007, the Company issued and sold 3,365 (prior to bonus share issuance (Note 12)) Series A Preferred Shares. The Company sold 2,019 of these shares (prior to bonus share issuance (Note 12)) to a third party investor for cash proceeds of US$21,000,000 pursuant to a Securities Purchase Agreement dated September 5, 2007, or approximately US$10,401 per share, determined to be the fair value of such shares at the date of issuance. The Company issued the remaining 1,346 (prior to bonus share issuance (Note 12)) shares to Joint Benefit Group Limited (“JBGL”), a company indirectly owned and controlled by all of the Company’s ultimate ordinary shareholders for a nominal price (such that it was a pro rata distribution to all ultimate ordinary shareholders).

Pursuant to the Securities Purchase Agreement, JBGL simultaneously sold the 1,346 (prior to bonus share issuance (Note 12)) Series A Preferred Shares to the same third party investor for cash proceeds of US$14,000,000, or approximately US$10,401 per share, on September 7, 2007. While the form of the transaction was a distribution of preferred shares to the ultimate ordinary shareholders, the Company effectively made a cash distribution of US$14,000,000 to the ultimate ordinary shareholders in connection with the sale of 3,365 Series A Preferred Shares. The Company recorded the US$14,000,000 payment as a pro rata dividend to all of the ultimate ordinary shareholders in consideration of the dilution in their ownership interest in the Company as a result of the Series A Convertible Share investment.

The initial carrying value of the Series A Preferred Shares was offset by direct issuance costs of US$644,225.

The par value of the Company’s Series A Preferred Shares was US$0.001 per share. The significant terms were as follows:

Conversion

Each Series A Preferred Share is initially convertible into one ordinary share at any time after the date of issuance of such share, and shall be automatically converted into ordinary shares at the then-effective conversion price upon the completion of a qualifying Initial Public Offering(“IPO”).

A qualifying IPO, as defined in the Company’s memorandum and articles of association, means an underwritten public offering of the Company’s ordinary shares on a recognized share exchange that values the Company at no less than US$250,000,000 and that result in aggregate proceeds to the Company (net of selling expenses) of no less than US$62,500,000. On September 30, 2010, the definition of a qualifying IPO was amended to mean an initial public offering on a qualified exchange that values the Company at no less than US$250,000,000 immediately after the offering and that results in aggregate gross proceeds from the offering to be no less than US$75,000,000, including aggregate gross proceeds to the investor in Series A Preferred Shares of no less than US$25,000,000.

The conversion price of the Series A Preferred Shares is subject to adjustment for certain events, including but not limited to share splits, share dividends, reorganizations, mergers, consolidations, reclassifications, exchanges and substitutions. The conversion price of the Series A Preferred Shares is also subject to adjustment in the event the Company issues additional ordinary shares at a price per share that is less than such conversion price. In such case, the conversion price of the Series A Preferred Shares shall be reduced, concurrently with such issuance, to the price per share at which the additional shares are issued.

In addition to the foregoing, if the Company’s aggregate adjusted net profit after taxes for the 24 months period beginning January 1, 2007 and ending December 31, 2008 is less than US$18,000,000, the then effective conversion price of the Series A Preferred Shares shall be adjusted downwards in accordance with the formula set forth in the Company’s memorandum and articles of association. The aggregate adjusted net profit was greater than US$18,000,000 for the said 24 months and thus no adjustment event occurred.

The conversion price of the Series A Preferred Shares was adjusted to US$0.50 per share in May 2008 on a retrospective basis (Note 12).

No beneficial conversion feature charge was recognized for the issuance of Series A Preferred Shares as the estimated fair value of the ordinary shares is less than the conversion price on the date of issuance and at the time of the aforementioned conversion adjustment assessment.

Voting rights

Each Series A Preferred Share has voting rights equivalent to the number of the Company’s ordinary shares into which it is convertible.

Dividends

The holders of the outstanding Series A Preferred Shares shall be entitled to receive, out of any funds legally available, non cumulative dividends for each Series A Preferred Share held as and when declared by the Board of Directors. In the event the Company shall declare a dividend or similar distribution to the holders of ordinary shares, the holders of Series A Preferred Shares shall be entitled to a proportionate share of any such dividend or distribution as though the Series A Preferred Shares were converted into ordinary shares on the record date.

Redemption rights

Holders of the Series A Preferred Shares have the option to redeem such shares, in whole or in part, upon the occurrence of a material breach of one or more of the investment agreements in connection with the Series A Preferred Shares, as set forth in the Company’s memorandum and articles of association.

The redemption price per Series A Preferred Share is equal to the original purchase price per share (as adjusted in accordance with the Company’s memorandum and articles of association), plus an additional sum equal to a return of 12% on the purchase price, compounded quarterly from the date of the issuance to the date on which the actual payment is made, plus all accrued but unpaid dividends.

The Company has not recorded accretion as the likelihood of occurrence for the redemption event is considered remote. The Company classified the Series A Preferred Shares in the mezzanine section of the consolidated balance sheets in accordance with the provisions of Accounting Series Release No. 268 (“ASR 268”).

Liquidation preference

In the event of any liquidation, dissolution or winding up of the Company or any consolidation, amalgamation, trade sale, merger, corporate reorganization or other transaction involving the Company in which its shareholders do not retain a majority of the voting power in the surviving entity, or a sale of all or substantially all the Company’s assets, the holders of Series A Preferred Shares are entitled to receive an amount per Series A Preferred Share equal to 100% of the original purchase price (as adjusted for any share splits, share dividends, combinations, recapitalizations and similar transactions), plus all declared but unpaid dividends, plus an amount equal to a return of 12% on the purchase price, compounded quarterly from the date of the sale to the date on which the actual payment is made.

Form of charge agreement

On September 4, 2007, the founders agreed to pledge to the third party investor 2,673 (prior to bonus share issuance (Note 12)) ordinary shares for certain enforcement events as defined in the Securities Purchase Agreement resulting in an amount becoming payable to the third party investor by the indemnifying parties (including the Company and the founder). Pledged shares shall be released upon the earlier of the expiration of the enforcement events, a qualified public offering and/or liquidation event. During the pledge period, the founder is still entitled to the voting and dividend rights. The charged shares were all released in April 2010.

All of the outstanding 69,994,014 Series A Preferred Shares were automatically converted into 69,994,014 ordinary shares on a one-for-one basis upon the completion of the qualifying IPO that occurred on October 19, 2010.

INVESTMENT IN SECURITIES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN SECURITIES

11. INVESTMENT IN SECURITIES

In 2007 and 2008, the Group, through one of its subsidiaries, acquired 300,000 Series A redeemable and convertible preferred shares of a pharmaceutical and biotechnology research and development company (“investee”) incorporated in the United States of America for a consideration of US$300,000. The Company’s investment represents 2.9% of investee’s equity interests, on an as converted basis. The preferred shares are convertible into shares of the investee’s common share at a 1:1 ratio and are redeemable, if more than 72% of the outstanding preferred shareholders request redemption on or after the fifth anniversary of the preferred share original issuance date.

In 2009, the investee issued promissory notes to the Group for cash consideration of US$142,857. In connection with the promissory notes, the Group was granted warrants to purchase additional preferred shares offered in connection with a qualified financing at the lower of the per share price of the Series A redeemable and convertible preferred shares or price per preferred share issued pursuant to the qualified financing, or, Series A redeemable and convertible preferred shares at the per share price of the Series A redeemable and convertible preferred shares. The promissory notes are convertible into preferred shares offered in connection with a qualified financing at the lower of the price per share of the preferred shares the Company sells and issues pursuant to a qualified financing or the per share price of the Series A redeemable and convertible preferred shares.

In February 2010, the Group, together with other original investors of the investee, sold their investments in the investee to a third party (Note 20). According to the share purchase agreement, the Group received cash of US$351,379 in February 2010 and is entitled to receive additional cash of up to US$65,714 set aside in an escrow account. In May 2011, US$41,726 set aside in the escrow account was received by the Group. The Group is also eligible for certain future consideration of up to approximately US$1.5 million. The receipts of the future payments are contingent upon the investee achieving certain milestones defined in the share purchase agreement. As for the years ended December 31, 2010 and 2011, US$275,929 and nil of future considerations has been recognized by the Group as other income.

SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
SHARE CAPITAL

12. SHARE CAPITAL

Upon incorporation of the Company, the authorized share capital was US$50,000 divided into 49,990,000 ordinary shares at a par value of US$0.001 each, and 10,000 convertible preferred shares of a par value at US$0.001 each, all of which were designated Series A Preferred Shares. The amount of issued and outstanding ordinary shares was 10,000.

On May 19, 2008, the Company affected a bonus share issuance in the form of a share split such that each holder of ordinary shares and Series A Preferred Shares received approximately 20,800 ordinary shares and Series A Preferred Shares for each ordinary share and Series A Preferred Share held, respectively. The amount of issued and outstanding ordinary shares and Series A Preferred Shares were increased to 208,005,986 shares and 69,994,014 shares, respectively, as a result of the bonus share issuance. The par value of both ordinary shares and Series A Preferred Shares remains unchanged at US$0.001 per share. The conversion price of Series A Preferred Shares was adjusted to US$0.50 per share as a result of the bonus share issuance without changing the aggregate liquidation value. The authorized share capital was increased to US$500,000 divided into 429,999,350 ordinary shares of a par value of US$0.001 each, and 70,000,650 convertible preferred shares of a par value of US$0.001 each, all of which are designated Series A Preferred Shares.

The effect of the bonus share issuance was retroactively adjusted to reflect the change for all years presented, as if such share split had occurred from inception of the Group. The par value of US$207,996 related to ordinary shares first offset against the additional paid-in capital of US$2,554 and the remaining of US$205,442 was recorded against retained earnings as of January 1, 2007.

On October 19, 2010, with the completion of the qualifying IPO, the amounts of issued and outstanding ordinary shares were increased to 335,600,000, among which 57,600,000 ordinary shares were increased from public issuance and 69,994,014 ordinary shares were automatically converted from Series A Preferred Shares.

As of December 31, 2011, the total issued and outstanding ordinary shares were increased to 336,109,400, from the exercise of share options.

REPURCHASE OF SHARES	12 Months Ended
Dec. 31, 2011
REPURCHASE OF SHARES

13. REPURCHASE OF SHARES

In August 2011, the Board of Directors approved a share repurchase program to repurchase outstanding ADSs of the Company with an aggregate value of up to US$10.0 million within two years. The repurchase will be made from time to time depending on market conditions, share price and other factors, as well as subject to the relevant rules under United States securities regulations. The share repurchases may be made on the open market, in block trades or otherwise and may include derivative transactions. The program may be suspended or discontinued at any time.

During 2011, ShangPharma repurchased an aggregate volume of 124,286 ADSs from the open market for a total consideration of US$1,092,275. All repurchased shares were accounted for under the cost method in treasury stock as of December 31, 2011. In addition, the Company made prepayments to the depositary bank of approximately US$1.0 million, the amount is intended for future repurchases and was recorded as restricted cash.

TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION

14. TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries did not have assessable profits that were earned in or derived from Hong Kong during the years ended December 31, 2009, 2010 and 2011. Accordingly, no Hong Kong profit tax has been provided.

PRC

Prior to January 1, 2008, the Company’s subsidiaries that are incorporated in the PRC were subject to Enterprise Income Tax (“EIT”) in accordance with the Enterprise Income Tax Law and the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (collectively the “previous PRC Income Tax Laws”). Pursuant to the previous PRC Income Tax Laws and rules, enterprises were generally subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax). Subsidiaries that were registered in the Pudong New District of Shanghai were, however, subject to a 15% preferential EIT rate pursuant to the local tax preferential treatment before January 1, 2008.

In March 2007, the Chinese government enacted the Corporate Income Tax Law (the “new CIT Law”), and promulgated related regulation Implementing Regulations for the PRC Corporate Income Tax Law. The new CIT law and regulation went into effect on January 1, 2008. The new CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The new CIT Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules, to gradually change their rates to 25%. In addition, on December 26, 2007, the State Council issued the Notice of the State Council Concerning Implementation of Transitional Rules for Corporate Income Tax Incentives (“Circular 39”). Based on Circular 39, certain specifically listed categories of corporations which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and rules are eligible for a graduated rate increase to 25% over the 5-year period beginning from January 1, 2008. Where transitional rules overlap with preferential policies provided by the new CIT Law, a corporation may choose to implement the more favorable policy, and shall not enjoy both simultaneously. Also, the policy cannot be changed once determined.

On April 14, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for “high and new technology enterprises,” which will be entitled to a favorable statutory tax rate of 15%. On July 8, 2008, relevant governmental regulatory authorities further clarified that new technology enterprises previously qualified under the previous income tax laws and rules as of December 31, 2007 would be allowed to enjoy grandfather treatment for the unexpired tax holidays, on condition that they were re-approved for “high and new technology enterprise” status under the regulations released on April 14, 2008.

Additionally, under the new CIT Law, 10% withholding income tax (“WHT”) will be levied on foreign investors for dividend distributions from foreign invested enterprises’ profit earned after January 1, 2008. For certain treaty jurisdictions such as Hong Kong which has signed tax arrangement with the PRC, the WHT rate is 5%.

As of December 31, 2010 and 2011, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, as the Company intends to indefinitely reinvest its earnings to further expand its business in mainland China, and its foreign invested enterprises do not intend to declare dividends to their immediate foreign holding companies.

CESH, PESH and CPSH, foreign invested enterprises, are located in the Shanghai Pudong Zhangjiang High-Tech Park. They were subject to an income tax rate of 15% before 2008 prior to the implementation of Corporate Income Tax Law. In 2008, the local government announced the recognition of CESH and CPSH as high-new technology enterprises. Accordingly, they are entitled to a preferential tax rate of 15%, which is effective from January 1, 2008. The high and new technology enterprise status is subject to approval and renewal every three years. In 2011, with the approval by local government, CESH and CPSH’s high and new technology enterprise status was renewed for another three years effective from January 1, 2011. Neither CESH nor CPSH applied to, or obtained approval from the local taxing authority to enjoy the preferential tax rate applicable to high and new technology enterprises. In addition, CESH is entitled to tax exemption from income tax for year 2007, and a 50% reduced applicable corporate income tax rate for the subsequent three years. PESH and CPSH are entitled to a two-year exemption from income tax for the years of 2007 and 2008, and a 50% reduced applicable corporate income tax rate for the subsequent three years. Accordingly, CESH gradually transits from income tax rate of 9% to 11% from 2008 to 2010, and PESH and CPSH gradually transits from the income tax rate of 10% to 12% from 2009 to 2011. After the expiration of CESH and CPSH’s 50% reduced applicable corporate income tax rate preference, with the entitlement to Technical Advanced Service Enterprise (“TASE”) effective from 2010 to 2013, CESH will be subject to a preferential tax rate of 15% from 2011 to 2013 and CPSH will be subject to a preferential tax rate of 15% from 2012 to 2013. PESH will be subject to a uniform tax rate of 25% after the expiration of its 50% reduced applicable corporate income tax rate preference starting 2012.

CGTD, a foreign invested enterprise, is located in the Shanghai Pudong Zhangjiang High-Tech Park. It was subject to an income tax rate of 15% before 2008 prior to the implementation of Corporate Income Tax Law. CGTD gradually transitions from the income tax rate of 18% to 25% from 2008 to 2012.

CGNH, a foreign invested enterprise, is located in the Shanghai Nanhui Industrial Zone. It was subject to an income tax rate of 24% plus a local income tax 3% before 2008 prior to the implementation of the Corporate Income Tax Law. CGNH transitions to the uniform tax rate of 25% in 2008 from the rate of 27%.

CPCD, a foreign invested enterprise, is located in Chengdu, China. In 2008, the local government announced the recognition of CPCD as a high-new technology enterprise. Accordingly, CPCD is entitled to a preferential tax rate of 15% (2007: 33%), which is effective from January 1, 2008. The high and new technology enterprise status is subject to approval and renewal every three years. In 2011, with the approval by local government, CPCD’s high and new technology enterprise status was renewed for another three years effective from January 1, 2011. In addition, CPCD is entitled to tax exemption from income tax for years 2008 and 2009, and a 50% reduced applicable corporate income tax rate for the subsequent three years (“2+3” tax holiday). The tax preferences under high-new technology enterprise and 2+3 tax holiday cannot be enjoyed at the same time and CPCD did not apply to, or obtain approval from the local taxing authority to enjoy the preferential tax rate applicable to high and new technology enterprises. In 2010, the local government announced CPCD’s entitlement to the 15% preferential tax rate for the development of China’s western regions effectively up to 2010. The 2+3 tax holiday and preferential tax rate under the development of China’s western regions can be enjoyed at the same time. Accordingly, CPCD was subject to a preferential tax rate at 7.5% in 2010. The original preferential policies under the development of China’s western regions expired as of December 31, 2010 and in July 2011, the Chinese government renewed the preferential policies for another ten years effectively from January 1, 2011. As a result, with the approval by local government for the entitlement to the preferential policies in 2011, CPCD was subject to a preferential tax rate at 7.5% in 2011 as well. The entitlement to the preferential policies under the development of China’s western regions is subject to approval and renewal by local government annually.

CGFX, a foreign invested enterprise, is located in Shanghai Fengxian, China. It is subject to a uniform income tax rate of 25% since its incorporation in 2008 up to 2011 and going forward.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of operations for the years ended December 31, 2009, 2010 and 2011 are as follows:

	2009	2010	2011
Current income tax expense	1,824,879	2,026,687	2,999,364
PRC	1,824,879	2,026,687	2,664,180
Non-PRC	—	—	335,184
Deferred tax expenses (benefits)	(272,656)	58,625	(556,802)
PRC	(272,656)	58,625	(521,450)
Non-PRC	—	—	(35,352)

Income tax expense	1,552,223	2,085,312	2,442,562

Reconciliation of the differences between statutory tax rate and the effective tax rate

A reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31 is as follows:

	2009	2010	2011
PRC statutory CIT rate	25%	25%	25%
Permanent differences	3%	(1%)	2%
Effect of differences in foreign tax rates	4%	(1%)	20%
Tax differential from statutory rate applicable to subsidiaries in the PRC	(6%)	2%	(3%)
Effects of tax holiday	(12%)	(14%)	(23%)
Change in valuation allowances	—	3%	(3%)

Effective CIT rate	14%	14%	18%

The aggregate amount and per share effect of the tax holidays are as follows:

	2009	2010	2011
Aggregate effect	1,369,896	2,096,546	3,051,721
Basic ordinary share effect	0.01	0.01	0.01
Diluted ordinary share effect	—	0.01	0.01

Significant components of deferred tax assets

The principal components of deferred tax assets are as follows:

	As of December 31,
	2010	2011
Current deferred tax assets:
Net operating loss carry-forward	238,111	521,255
Accrued expense	821,985	797,954
Other temporary differences	135,962	385,957
Less: valuation allowance	(651,322)	(503,679)

Sub-total	544,736	1,201,487
Non-current deferred tax assets:
Net operating loss carry-forward	1,545,191	1,438,735
Deferred government subsidy income	74,156	597,744
Less: valuation allowance	(1,619,347)	(1,427,901)

Sub-total	—	608,578

Total deferred tax assets, net of valuation allowance	544,736	1,810,065

Current deferred tax liabilities:
Temporary difference related to revenue recognition	(59,455)	(532,037)
Temporary difference related to cost of revenues	(45,744)	(178,738)
Other temporary differences	(124,135)	(227,085)

Sub-total	(229,334)	(937,860)

Total deferred tax liabilities	(229,334)	(937,860)

Deferred tax assets, net	315,402	872,205

Movement of valuation allowances:

	2009	2010	2011
At beginning of year	1,764,766	1,787,106	2,270,669
Current year additions	22,340	1,140,056	963,166
Current year reversals	—	(656,493)	(1,302,255)

At end of year	1,787,106	2,270,669	1,931,580

The Group adopted the provisions issued by FASB on accounting for uncertain tax positions effective January 1, 2007. Based on its analysis documentation, the Group made its assessment of tax liabilities for each tax position (including the potential application of interest and penalties) based on technical merits, and measured the unrecognized tax benefits associated with the tax positions. As of December 31, 2010, the guidance did not have any material impact on the Company’s consolidated total liabilities or shareholders’ equity. As of December 31, 2011, the Company had approximately US$0.3 million of unrecognized tax benefits related to gains from forward foreign exchange contracts, all of which would impact its effective tax rate if recognized. The Group classifies interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2010 and 2011, the amount of interest and penalties related to uncertain tax positions was immaterial. The Company does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

The following table is a roll-forward of the unrecognized tax benefits from January 1, 2010 to December 31, 2011:

Balance at January 1, 2010 and December 31, 2010	—
Additions:
Tax positions related to the current year	299,832

Balance at December 31, 2011	299,832

Valuation allowances have been provided on deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2010 and 2011, valuation allowances on a large part of deferred tax assets were provided because it was more likely than not that the Group will not be able to utilize tax loss carry forwards generated by certain unprofitable subsidiaries. As of December 31, 2011, as determined by management after consideration of all available evidence, both positive and negative, that it is more likely than not that these deferred tax assets will be realized, US$1,302,255 valuation allowances were reversed. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur. For the years ended December 31, 2010 and 2011, the valuation allowances increased by US$1,140,056 and US$963,166, respectively. As of December 31, 2010 and 2011, a total valuation allowance of US$2,270,669 and US$1,931,580 were provided against deferred tax assets because it was more likely than not that such portion of deferred tax will not be realized based on the Company’s estimate of future taxable incomes of all its subsidiaries.

As of December 31, 2011, total tax losses carry forward of the Company’s subsidiaries in the PRC of approximately US$10,548,921, will expire if not used between 2012 and 2016.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

15. EARNINGS PER SHARE

Basic earnings per share and diluted earnings per share have been calculated in accordance with ASC issued guidance on computation of earnings per share for the years ended December 31, 2009, 2010 and 2011 as follows:

	2009	2010	2011
Numerator:
Net income	9,798,815	12,996,514	11,114,851
Allocation to preferred shareholders	(2,467,117)	(2,738,594)	—

Net income attributable to ShangPharma Corporation’s ordinary shareholders - Basic	7,331,698	10,257,920	11,114,851
Add back of allocation to preferred shareholders	2,467,117	—	—

Net income for diluted earnings per share	9,798,815	10,257,920	11,114,851

Denominator:
Denominator for basic earnings per share
Weighted-average ordinary shares outstanding	208,005,986	233,874,361	335,538,405
Dilutive effect of share options	51,299	4,125,838	2,346,853
Dilutive effect of Series A Preferred Shares	69,994,014	—	—

Denominator for diluted earnings per share	278,051,299	238,000,199	337,885,258

Basic earnings per share	0.04	0.04	0.03

Diluted earnings per share	0.04	0.04	0.03

Allocation to preferred shareholders represents the share of net income attributable to ShangPharma Corporation by the preferred shareholders based on the preferred shareholders interests as a percentage of the total preferred and ordinary shareholders interests. No dividend has been declared to date. For the year ended December 31, 2010, the allocation to preferred shareholders of 55,803,447 shares has been excluded from the determination of dilutive earnings per share because the inclusion would have been anti-dilutive. For the year ended December 31, 2011, the impact of allocation to preferred shareholders was nil with the auto-conversion of all preferred shares upon the completion of the qualifying IPO that occurred on October 19, 2010.

SHARE INCENTIVE PLANS	12 Months Ended
Dec. 31, 2011
SHARE INCENTIVE PLANS

16. SHARE INCENTIVE PLANS

2008 Equity and Performance Incentive Plan

In May 2008, the Company authorized an equity compensation plan (the “2008 Equity and Performance Incentive Plan”) that provides for the issuance of options to purchase up to 30,888,889 ordinary shares to the Company’s employees, non-employee directors, officers and consultants. The maximum aggregate number of ordinary shares that may be issued was increased to 36,562,358 shares on February 24, 2010 in an amendment to the 2008 Equity and Performance Incentive Plan.

In 2009, 2010 and 2011, the Company granted options to employees to purchase 8,778,000, 11,539,550 and 3,928,720 ordinary shares, respectively, under the Company’s 2008 Equity and Performance Incentive Plan at a weighted average exercise price of US$0.50 per share for 2009, US$0.65 per share for 2010 and US$0.57 per share for 2011. Pursuant to the 2008 Equity and Performance Incentive Plan, 25% of the options will vest and become exercisable on each of the four anniversaries of the date of grant. The options granted shall become immediately exercisable upon the consummation of a change of control (excluding a public offering).

The Company’s share-based compensation expense with respect to options granted to the employees was measured based on the estimated fair value of the Company’s ordinary shares at the date of grant using the Black-Scholes option pricing model and is recognized, adjusted for the estimated forfeiture, on a straight-line basis. Management utilized the results from a third party valuation firm to assist in the determination of the fair value of the ordinary shares underlying the options prepared on a retrospective basis before the consummation of the qualifying IPO dated October 19, 2010.

Share-based compensation expense related to the options granted by the Company under the 2008 Equity and Performance Incentive Plan amounted to approximately US$251,950, US$930,355 and US$1,420,531 for the years ended December 31, 2009, 2010 and 2011, respectively.

The Company’s share option activities as of December 31, 2010 and 2011 and changes during the years then ended are presented below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at December 31, 2008	20,615,700	0.50	9.54

Granted	8,778,000	0.50
Exercised	—
Forfeited	(2,591,825)	0.50
Cancelled	(278,975)	0.50

Outstanding at December 31, 2009	26,522,900	0.50	8.87	1,326,145

Vested and expected to vest at December 31, 2009	18,989,364	0.50	8.86	949,468

Vested and exercisable at December 31, 2009	4,503,975	0.50	8.54	225,199

Granted	11,539,550	0.65
Exercised	—	—
Forfeited	(2,230,000)	0.53
Cancelled	(498,850)	0.50

Outstanding at December 31, 2010	35,333,600	0.55	8.38	3,195,837

Vested and expected to vest at December 31, 2010	30,360,591	0.53	8.34	3,297,614

Vested and exercisable at December 31, 2010	10,330,863	0.50	7.72	1,434,842

Granted	3,928,720	0.57
Exercised	(509,400)	0.50
Forfeited	(3,619,373)	0.56
Cancelled	(2,539,707)	0.51

Outstanding at December 31, 2011	32,593,840	0.55	7.65	—

Vested and expected to vest at December 31, 2011	29,978,915	0.55	7.60	—

Vested and exercisable at December 31, 2011	15,366,864	0.52	7.05	—

As the weighted average exercise price exceeds the fair value of the ordinary share of the Company as of December 31, 2011, there is no intrinsic value as of December 31, 2011.

The aggregate intrinsic value is calculated as the difference between the fair value of ordinary shares in an amount of US$0.55, US$0.64 and US$0.40 per share as of December 31, 2009, 2010 and 2011, respectively and the exercise prices of the options.

The weighted average grant date fair value of options granted during the two years ended December 31, 2010 and 2011 was US$0.32 and US$0.24, respectively. The total fair value of options vested during the two years ended December 31, 2010 and 2011 was US$543,571 and US$1,182,809, respectively.

The options exercised during 2009, 2010 and 2011 were nil, nil and 509,400 which had an aggregate intrinsic value of nil, nil and US$69,316, respectively. In 2011, total cash received from the exercise of options amounted to US$237,229.

In 2011, the Company reached an agreement with certain employee to keep the vested portion of granted options as of resignation date still effective and exercisable for a longer period. The total options subject to such modification were 386,100. Accordingly the incremental fair value was assessed using the Black-Scholes option pricing model as of the modification dates and charged immediately upon the modification amounting to US$76,424.

As of December 31, 2011, there was US$2,771,131 of unrecognized compensation cost, adjusted for the estimated forfeitures, related to non-vested share-based awards granted to the Company’s employees. This cost is expected to be recognized over a weighted average period of 1.7 years. Total compensation cost may be adjusted for future changes in estimated forfeitures.

The fair value of each option granted under the Company’s 2008 Equity and Performance Incentive Plan is estimated on the date of grant using the Black-Scholes option pricing model that used assumptions noted in the following table:

	For the Years Ended December 31,
	2009	2010	2011
Risk-free interest rate(1)	3%-3.72%	1.68%-3.37%	1.08%-2.65%
Expected life (in years)(2)	5-7 years	5-7 years	5-7 years
Expected dividend yield(3)	0%	0%	0%
Expected volatility(4)	42%-43%	40%-44%	37%-44%
Fair value per option at grant date	0.18-0.28	0.20-0.35	0.16-0.32

(1)	The risk-free interest rate for periods within the contractual life of the share option is based on the rate of US$ China government bond yield in effect at the time of grant for a term consistent with the expected term of the awards.
(2)	The expected term of share options granted under the 2008 Equity and Performance Incentive Plan is developed giving consideration to vesting period, contractual term, share price, employee’s level within the organization and the expected volatility of the underlying share.
(3)	The Company has no expectation of paying dividends on its common shares during the term of the options.
(4)	Expected volatility related to share options is estimated based on the average historical data volatilities of the Company and comparable companies’ ordinary shares in similar industry over a time period commensurate with the expected term of the awards as at the valuation dates.

Founder’s 2008 Equity and Performance Incentive Plan

In May 2008, the Company authorized Founder’s 2008 Equity and Performance Incentive Plan. The founders of the Company have authorized grants of restricted share units (“RSUs”) currently owned by them to certain members of the senior management of the Company (the “Founder’s 2008 Equity and Performance Incentive Plan”). The RSUs provide for the issuance of up to 20,000,000 ordinary shares upon the vesting of RSUs.

In 2009, 2010 and 2011, the founders granted RSUs representing the rights to receive 2,100,000, 2,200,000 and nil ordinary shares under the Founder’s 2008 Equity and Performance Incentive Plan, respectively. Fifty-percent (50%) of the grantee’s RSUs awarded shall vest on the first anniversary of the date of grant and the remaining fifty-percent (50%) will vest on the second anniversary of the date of grant. The actual number of RSUs vesting annually is subject to certain performance criteria. If certain annual performance conditions are not met, a portion of the awards may not vest and be carried over to the third year of vesting. If the grantee remains an employee of the Company on the third anniversary of the date of grant, any RSUs that have not vested due to not meeting the performance criteria shall vest upon such date. In addition, the vesting of the RSUs is subject to the earlier of the Company completing an initial public offering or a change of control (the “First Conversion Date”). Any RSUs that have not vested as of a change of control event (excluding an initial public offering) shall become fully vested upon such date.

If the grantee’s employment is terminated for cause or he or she terminates with the Company or any subsidiary for any reason prior to the earlier of an initial public offering or change of control (the “Restriction Period”), then all vested and unvested RSUs will be forfeited and become null and void at no cost to the founders or the Company (or convert into ordinary shares only on a case-by-case basis as determined by the Board of Directors for a PRC employee). Upon the completion of the initial public offering dated October 19, 2010, all vested RSUs became exercisable and all unvested RSUs will continue to vest based on its original vesting conditions.

No share-based compensation expense was recorded in 2009 on the RSUs as the IPO performance condition was not considered probable until it occurred. The RSUs are accounted for as if they were unvested as of December 31, 2009. The grantee shall have no rights as a shareholder with respect to any shares covered by the RSUs until the date shares are vested and the corresponding ordinary shares are transferred from our founders to the grantee. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to such date.

For the year ended December 31, 2010, compensation costs of US$2,817,520 on the RSUs were recognized after the IPO performance condition was realized, including compensation costs of US$2,478,731 were recognized immediately upon the completion of the qualifying IPO.

2010 Share Incentive Plan

In December 2010, the Company established the 2010 Share Incentive Plan (the “2010 Plan”). Under the 2010 Plan, a committee of the board of directors, in its sole discretion, is authorized to grant options, restricted shares or RSUs to recipients including directors, employees and consultants. One of the founders of the Company has agreed to contribute up to 18,000,000 ordinary shares of the Company beneficially owned by him or his family to the Company in connection with the issuance of ordinary shares upon vesting or exercise of share incentive awards granted to the directors, employees or consultants under the 2010 Plan.

In 2011, the Company granted a total of RSUs representing the rights to receive 15,016,320 ordinary shares under the 2010 Plan. For 5,118,120 of the RSUs granted, each of the grantee’s RSUs shall vest every month up to the first to fourth anniversary of the date of grant. And for the rest of the RSUs granted, each of the grantee’s RSUs shall vest every quarter up to the tenth quarter of the date of grant. Any RSUs that have not vested as of a change of control event shall become fully vested upon such date.

If the grantee’s employment is terminated for cause or he or she terminates with the Company or any subsidiary for any reason prior to the earlier of each vesting date or change of control (the “Restriction Period”), then all unvested RSUs will be forfeited and become null and void at no cost to the founders or the Company.

A summary of unvested restricted share unit activities as of December 31, 2010 and 2011 is presented below:

Unvested Restricted Share Units	Number of Shares	Weighted Average Grant Date Fair Value
Unvested at December 31, 2008	7,450,000	0.20

Granted	2,100,000	0.47
Vested	—	—
Forfeited	—	—

Unvested at December 31, 2009	9,550,000	0.26

Expected to vest at December 31, 2009	9,550,000	0.26

Granted	2,200,000	0.66
Vested	(7,541,592)	0.23
Forfeited	—	—

Unvested at December 31, 2010	4,208,408	0.52

Expected to vest at December 31, 2010	3,716,408	0.52

Granted	15,016,320	0.64
Vested	(7,965,962)	0.63
Forfeited	(1,155,816)	0.57

Unvested at December 31, 2011	10,102,950	0.64

Expected to vest at December 31, 2011	10,102,950	0.64

The fair value of each RSU granted is based on the fair market value of the underlying ordinary shares on the date of grant. Management utilized the results from a third party valuation firm to assist in the determination of the fair value of the underlying ordinary shares on a retrospective basis before the consummation of the qualifying IPO dated October 19, 2010.

The total fair value of nonvested RSUs vested for the years ended December 31, 2009, 2010 and 2011 was nil, US$1,734,566 and US$4,983,591, respectively.

As of December 31, 2011, there was US$5,267,402 of total unrecognized compensation expense related to unvested RSUs under Founder’s 2008 Equity and Performance Incentive Plan and 2010 Plan, which is expected to be recognized over a weighted-average period of 2.0 years.

Share-based compensation expenses related to the RSUs granted by the Company under Founder’s 2008 Equity and Performance Incentive Plan and 2010 Plan amounted to approximately nil, US$2,817,520 and US$4,807,027 for the years ended December 31, 2009, 2010 and 2011, respectively.

2011 Share Incentive Plan

In August 2011, the Company established the 2011 Share Incentive Plan (the “2011 Plan”). Under the 2011 Plan, a committee of the board of directors, in its sole discretion, is authorized to grant options, restricted shares or RSUs to recipients including directors, employees and consultants. The maximum aggregate number of ordinary shares authorized for issuance, or the award pool, will be replenished to 2% of the then total outstanding of ordinary shares on an as-converted basis whenever the unissued ordinary shares reserved in the award pool account for no more than 10% of the award pool. As of December 31, 2011, there were no options, restricted shares or RSUs granted under the 2011 Plan.

Total share-based compensation expenses included in consolidated statements of operations is as follows

	2009	2010	2011
Share-based compensation included in:
Cost of revenues	178,906	1,002,750	2,146,727
Selling and marketing	4,274	227,351	290,271
General and administrative	68,770	2,517,774	3,790,560

	251,950	3,747,875	6,227,558

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2011
SEGMENT REPORTING

17. SEGMENT REPORTING

The criteria established by ASC 280 on segments disclosures of an enterprise establish standards for reporting information about operating segments in annual financial statements. It also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Group currently operates and manages its business as a single segment. For the years ended December 31, 2009, 2010 and 2011, the Group’s net revenues are mainly derived from laboratory services. The Group’s net revenues from manufacturing are insignificant for the years ended December 31, 2009, 2010 and 2011.

All the long-lived assets of the Group are located in the PRC.

The Company’s net revenues by geographic region determined according to the location of the customer are as follows:

	2009	2010	2011
North America	57,956,395	72,953,167	81,653,835
Europe	9,547,818	8,016,135	11,310,709
China	2,217,969	4,703,941	12,305,882
Japan and other areas	2,785,495	4,817,831	6,545,778

	72,507,677	90,491,074	111,816,204
Sales tax	(223,020)	(209,677)	(214,515)

Net revenues	72,284,657	90,281,397	111,601,689

RELATED PARTY TRANSACTIONS AND BALANCES	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS AND BALANCES

18. RELATED PARTY TRANSACTIONS AND BALANCES

Significant related party transactions are as follows:

	2009	2010	2011
Purchases from Lab Partner	5,770,458	8,076,783	3,826,435
Service fees charged by Lab Partner	357,611	401,025	197,959
Service fees charged by Shanghai Kehui	813,862	929,760	1,118,582
Office rent, utility and service fees charged by Pharm Valley	2,022,116	2,339,425	2,978,600
Laboratory service revenues from Yunyi	—	—	451,911

Labpartner (Shanghai) Co., Ltd. (“Lab Partner”) acts as a raw material procurement agent for the Group since April 2007. It was owned and controlled by an immediate family member of one of the founders in 2007. In 2008, the family member disposed 50% of its equity interests in Lab Partner to two third parties. The daily operation of Lab Partner is managed by these third parties after the disposal. In August 2011, the family member disposed the rest 50% of its equity interests in Lab Partner to one another third party and Lab Partner became an unrelated party with the Company from then on.

Shanghai Kehui Catering Management Co., Ltd. (“Shanghai Kehui”) is a catering service provider. It was owned and controlled by immediate family members of one of the founders for the years ended December 31, 2009, 2010 and 2011.

The Group leases certain office facilities and receives certain testing services from Pharm Valley. The Company’s founders and their immediate family member own 20% shares of Pharm Valley.

The Group renders certain laboratory services to Shanghai Yunyi Health Management Consultancy Co., Ltd. (“Yunyi”), which was wholly owned by the Company’s founders and their immediate family members for the years ended December 31, 2009, 2010 and 2011.

Balances with related parties are as follows:

	As of December 31,
	2010	2011
Amounts due from related parties (current):
Shanghai Kehui	—	47,612
PharmValley	—	159
Yunyi	—	455,298

	—	503,069

Amounts due from related parties (non current):
PharmValley	—	225,206

Amounts due to related parties:
Lab Partner	(817,909)	—
Shanghai Kehui	(98,432)	(15,772)
PharmValley	(108,306)	(106,740)

	(1,024,647)	(122,512)

The amounts due from and due to related parties as of December 31, 2010 and 2011 mainly arose from the transactions disclosed above. They were unsecured, interest-free and had no fixed repayment terms.

The amounts due from PharmValley amounting to US$225,206 as of December 31, 2011 represent deposits paid to PharmValley for the assumed facilities lease transfer from Charles River as part of the asset acquisition in November 2011.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Group has entered into leasing arrangements for office premises that are classified as operating leases. Future minimum lease payments for non-cancelable operating leases at December 31, 2011 are as follows:

Office premises
2012	4,834,336
2013	3,139,265
2014	2,492,166
2015	1,861,099
2016	785,326
Thereafter	259,347

13,371,539

Rental expenses amounted to US$3,472,379, US$3,848,296 and US$4,889,248 for the years ended December 31, 2009, 2010 and 2011, respectively, and were charged to the consolidated statements of operations when incurred.

Capital commitments

As of December 31, 2011, capital commitments for laboratory and manufacturing facility improvements and equipments to be purchased amounted to US$1,564,580.

Contingencies

The Group is subject to claims and legal proceedings that arise in the ordinary course of its business operations. Each of these matters is subject to various uncertainties, and it is possible that as these matters arise some may be decided unfavorably for the Group. The Group did not have any claims or legal proceedings that could have a significant impact on its business, assets, operations or cash flows.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS

20 FAIR VALUE MEASUREMENTS

The guidance on fair value measurements establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. As such, fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. The hierarchy is broken down into three levels based on the reliability of inputs as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted price in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use current market-based or independently sourced market parameters, such as interest rates and currency rates, when possible.

From time to time, the Company enters into foreign-exchange forward contracts with financial institutions. These contracts are marked to market at each reporting date, with changes in fair value recognized in the consolidated statements of operations. The Company held foreign-exchange forward contracts with a total notional value of $15,000,000, $102,000,000 and $129,000,000 as of December 31, 2009, 2010 and 2011, respectively. These foreign exchange forward contracts mature between one to 21 months. The Company used a discounted cash-flow methodology to measure fair value, which requires inputs such as interest yield curves and foreign exchange rates. The significant inputs used in the aforementioned model can be corroborated with market observable data and therefore the fair value measurements are classified as level 2.

The gain or losses from foreign-exchange forward contracts for the years ended December 31, 2009, 2010 and 2011 were included in other income (Note 2(s)) and other expenses (Note 2(t)).

As of December 31, 2010 and 2011, information about inputs for the fair value measurements of the Company’s assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

		Fair Value Measurements at Reporting Date Using
Description	Year ended December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
3-month time deposits	25,733,543	25,733,543	—	—
Foreign-exchange forward contracts	2,710,087	—	2,710,087	—

		Fair Value Measurements at Reporting Date Using
Description	Year ended December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Time deposits with maturity within 3 months	14,109,524	14,109,524	—	—
Highly liquid and principal secured funds	6,348,299	6,348,299	—	—
Foreign-exchange forward contracts	782,215	—	782,215	—

As of December 31, 2010 and 2011, no items were transferred into or out of Level 1 and 2 in the fair value hierarchy.

A summary of changes in the fair value of the Level 3 investment in securities for the years ended December 31, 2010 and 2011 were as follows, respectively:

At January 1, 2010	417,000
Current year disposal	(417,000)

December 31, 2010 and 2011	—

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

Pursuant to Circular 110 and Circular 111, a tax reform pilot program came into effect in Shanghai, which was chosen by the PRC government as the first pilot city for such reform. Starting from January 1, 2012, companies which are designated by Shanghai local tax authorities as operating in certain modern service sectors are required to pay VAT, in lieu of business tax. As a result of the pilot program, our PRC subsidiaries located in Shanghai are subject to VAT at the rate of 6% for sales proceeds received from certain laboratory services, and 17% unchanged for sales proceeds received from compound delivery services or product sales activities. The services provided related to technology development and transfer are still tax exempted subject to the approval of relevant tax authorities. Such tax reform is not expected to have any material impact to the Company’s net revenues but the overall taxes payables are expected to become lower after the reform.

In March 2012, with the approval by the board of directors, the Company entered into certain RSU amendment agreements with Mr. William Dai, the chief financial officer of the Company and Mr. Julian Ralph Worley, Mr. Yuk Lam Lo and Mr. Benson Tsang, the independent directors of the Company. After the modification, Mr. William Dai’s unvested RSUs as of the modification date, which were granted during 2011 under the 2010 Plan, were cancelled along with concurrent grant of replacement award RSUs under the 2011 Plan to become vested monthly up to the third anniversary of the grant date. Mr. Julian Ralph Worley, Mr. Yuk Lam Lo and Mr. Benson Tsang’s unvested RSUs as of the modification date, which were granted during 2011 under the 2010 Plan, were cancelled along with concurrent grant of replacement award RSUs under the 2011 Plan to become vested quarterly up to the tenth quarter of the grant date. Other terms of the RSUs grants remain unchanged. The incremental fair value related to the modification was assessed based on the closing price of our ADSs traded on the NYSE as of March 30, 2012, the modification date. The Company estimated an incremental compensation charge of approximately US$0.14 million; this charge will be recognized over the remaining vesting periods of approximately twenty-two months or seven quarters, respectively.

During the first quarter of 2012, the Company granted RSUs representing the rights to receive 5,452,200 ordinary shares under the 2011 Plan, including 3,600,000 RSUs to Mr. Michael Xin Hui, the chairman of the board of directors and chief executive officer of the Company. Each of the grantee’s RSUs shall vest every quarter up to the eighth quarter of the date of grant. The weighted average grant date fair value of these RSUs is US$7.99. The total compensation costs of approximately US$3.3 million will be recognized during the vesting period from 2012 to 2014.

RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2011
RESTRICTED NET ASSETS

22. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIE subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserve under PRC GAAP. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and affiliates are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately US$90.1 million, or 68% of the Company’s total consolidated net assets as of December 31, 2011. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes, the Company may in the future require additional cash resources from our PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company shareholders.

ADDITIONAL INFORMATION-CONDENSED FINANCIAL STATEMENTS	12 Months Ended
Dec. 31, 2011
ADDITIONAL INFORMATION-CONDENSED FINANCIAL STATEMENTS

23. ADDITIONAL INFORMATION—CONDENSED FINANCIAL STATEMENTS

The condensed financial statements of the Company have been prepared in accordance with SEC Regulation S-X Rule 5-04 and Rule 12-04.

The Company records its investment in subsidiaries under the equity method of accounting. Such investment and long-term loans to subsidiaries are presented on the balance sheet as “Interests in subsidiaries” and the profit of the subsidiaries is presented as “Equity in profit of subsidiaries” on the statement of operations.

ShangPharma Corporation is solely a holding company and a statement of cash flows has not been presented as the company does not maintain any cash accounts. From an operating cash flow perspective, the company’s net income would be offset by the equity in profit of subsidiaries and the changes in amounts due from (to) subsidiaries. Investing and financing activities of the company are related to non-cash transactions between the company and its subsidiaries as more fully described in the footnotes to the Consolidated Financial Statements.

The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the Consolidated Financial Statements of the Company. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted.

As of December 31, 2010 and 2011, there were no material contingencies, significant provisions for long-term obligations, or guarantees of the Company, except for those which have been separately disclosed in the Consolidated Financial Statements, if any.

Financial information of Shangpharma Corporation

Condensed Statements of Operations

	For the years ended December 31
	2009	2010	2011
Net revenues	—	—	—
Cost of services	—	—	—

Gross profit	—	—	—

Total operating expenses	(251,950)	(3,747,875)	(6,227,558)

Loss from operations	(251,950)	(3,747,875)	(6,227,558)

Income before income tax expense and equity in profit of subsidiaries and equity in loss of affiliated companies	(251,950)	(3,747,875)	(6,227,558)

Income tax expense	—	—	—
Equity in profit of subsidiaries	10,050,765	16,744,389	17,342,409

Net income	9,798,815	12,996,514	11,114,851

Allocation to preferred shareholders	(2,467,117)	(2,738,594)	—

Net income attributable to ShangPharma Corporation’s ordinary shareholders	7,331,698	10,257,920	11,114,851

Financial information of Shangpharma Corporation

Condensed Balance Sheets

	December 31,
	2010	2011
ASSETS

Amounts due from subsidiaries	21,000,000	21,000,000
Investment in and advances to subsidiaries	93,183,655	112,687,904

Total non-current assets	114,183,655	133,687,904

Total assets	114,183,655	133,687,904

LIABILITIES AND SHAREHOLDERS’ EQUITY

Amounts due to subsidiaries	647,749	649,677

Total liabilities	647,749	649,677

Shareholders’ equity

Ordinary shares (US$0.001 par value; 429,999,350 shares authorized; 335,600,000 and 336,109,400 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	335,600	336,109
Additional paid-in capital	85,760,476	93,476,624
Retained earnings	23,679,703	33,013,373
Accumulated other comprehensive income	3,760,127	7,304,396
Less: treasury stock, at cost; nil and 2,237,148 shares as of December 31, 2010 and 2011, respectively	—	(1,092,275)

Total shareholders’ equity	113,535,906	133,038,227

Total liabilities and shareholders’ equity	114,183,655	133,687,904

Financial information of Shangpharma Corporation

Condensed Statements of Cash Flows

For the years ended December 31
	2009	2010	2011
Net cash provided by (used in) operating activities	—	—	—

Net cash provided by (used in) investing activities	—	—	—

Net cash provided by (used in) financing activities	—	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Net increase (decrease) in cash and cash equivalents	—	—	—

Cash and cash equivalents at beginning of year	—	—	—

Cash and cash equivalents at end of year	—	—	—